UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 8, 2006
(Date of earliest event reported)

Inland American Real Estate Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-51609	34-2019608
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A is being filed to amend and supplement the Item 9 disclosure contained in the Current Report on Form 8-K previously filed by Inland American Real Estate Trust, Inc., a Maryland corporation, with the Securities and Exchange Commission on June 14, 2006 (the “Initial Form 8-K”).  Specifically, the Company is amending and supplementing the Item 9 disclosure to add Item 9.01(d) herein and include Exhibits 10.81 through 10.115 filed herewith.  The Item 1.01, 2.03 and 9.01(a) disclosures contained in the Initial Form 8-K remain unchanged and are hereby incorporated by reference into this Amendment No. 1.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

EXHIBIT NO.	DESCRIPTION

10.81	Limited Liability Company Agreement, dated June 8, 2006, by and between Inland American Swampscott Member II, L.L.C. and CE Investment Associates 2001 L.L.C.

10.82	Limited Liability Company Agreement, dated June 8, 2006, by and between Inland American Malden Member II, L.L.C. and CE Investment Associates 2001 L.L.C.

10.83	Limited Liability Company Agreement, dated June 8, 2006, by and between Inland American Sicklerville Member II, L.L.C. and CE Investment Associates 2001 L.L.C.

10.84	Limited Liability Company Agreement, dated June 8, 2006, by and between Inland American Southington Member II, L.L.C. and CE Investment Associates 2001 L.L.C.

10.85	Limited Liability Company Agreement, dated June 8, 2006, by and between Inland American Greenville Pleasantburg Member II, L.L.C. and CE Investment Associates 2001 L.L.C.

10.86	Limited Liability Company Agreement, dated June 8, 2006, by and between Inland American Bristol Member II, L.L.C. and CE Investment Associates 2001 L.L.C.

10.87	Limited Liability Company Agreement, dated June 8, 2006, by and between Inland American Cumberland Member II, L.L.C. and CE Investment Associates 2001 L.L.C.

10.88	Limited Liability Company Agreement, dated June 8, 2006, by and between Inland American Framingham Member II, L.L.C. and CE Investment Associates 2001 L.L.C.

10.89	Promissory Note (Re: Ahold Portfolio—Swampscott), dated June 8, 2006

10.90	Promissory Note (Re: Ahold Portfolio—Malden), dated June 8, 2006

10.91	Secured Promissory Note (Re: Ahold Portfolio—Sicklerville), dated June 8, 2006

10.92	Secured Promissory Note (Re: Ahold Portfolio—Southington), dated June 8, 2006

10.93	Secured Promissory Note (Re: Ahold Portfolio—Greenville Pleasantburg)

10.94	Promissory Note (Re: Ahold Portfolio—Bristol), dated June 8, 2006

10.95	Secured Promissory Note (Re: Ahold Portfolio—Cumberland), dated June 8, 2006

10.96	Promissory Note (Re: Ahold Portfolio—Framingham), dated June 8, 2006

10.97	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated June 8, 2006, by and between Inland American Swampscott, L.L.C. and Nomura Credit & Capital, Inc.

10.98	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated June 8, 2006, by and between Inland American Malden, L.L.C. and Nomura Credit & Capital, Inc.

10.99	Mortgage and Security Agreement (Re: Ahold Portfolio—Sicklerville), dated June 8, 2006

10.100	Mortgage and Security Agreement (Re: Ahold Portfolio—Southington), dated June 8, 2006

10.101	Mortgage and Security Agreement (Re: Ahold Portfolio—Greenville Pleasantburg), dated June 8, 2006

10.102	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated June 8, 2006, by and between Inland American Bristol, L.L.C. and Nomura Credit & Capital, Inc.

10.103	Open-End Mortgage and Security Agreement (Re: Ahold Portfolio—Cumberland), dated June 8, 2006

10.104	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated June 8, 2006, by and between Inland American Framingham, L.L.C. and Nomura Credit & Capital, Inc.

10.105

Agreement of Contribution by and between CE Cumberland 2001 LLC, Malden CE 2001 LLC, Swampscott CE 2001 LLC, CE Southington 2001 LLC, Framingham CE 2001 LLC, CE Bristol 2001 LLC, CE Sicklerville 2001 LLC, CE Greenville 2001 LLC and Inland Real Estate Acquisitions, Inc., dated as of February 24, 2006, as amended by the First Amendment, dated April 21, 2006, the Second Amendment, dated April 26, 2006, the Third Amendment, dated May 16, 2006 and the Fourth Amendment, dated June 1, 2006

10.106

Assignments, dated June 8, 2006, in connection with the joint venture with CE Investment Associates 2001, LLC, by and between Inland Real Estate Acquisitions, Inc. and each of Inland American Bristol, L.L.C., Inland American Cumberland, L.L.C., Inland American Framingham, L.L.C., Inland American Greenville Pleasantburg, L.L.C., Inland American Malden, L.L.C., Inland American Sicklerville, L.L.C., Inland American Southington, L.L.C. and Inland American Swampscott, L.L.C.

10.107

Guaranties, dated June 8, 2006, in connection with the joint venture with CE Investment Associates 2001, LLC, by and between Inland American Real Estate Trust, Inc. and CE Investment Associates 2001, LLC, relating to each of the eight properties of the Ahold Portfolio

10.108	Loan Agreement by and between Inland American Swampscott, L.L.C. and Nomura Credit & Capital, Inc.

10.109	Loan Agreement by and between Inland American Malden, L.L.C. and Nomura Credit & Capital, Inc.

10.110	Loan Agreement by and between Inland American Framingham, L.L.C. and Nomura Credit & Capital, Inc.

10.111	Loan Agreement by and between Inland American Bristol, L.L.C. and Nomura Credit & Capital, Inc.

10.112	Loan Agreement by and between Inland American Cumberland, L.L.C. and Principal Life Insurance Company

10.113	Loan Agreement by and between Inland American Sicklerville, L.L.C. and Principal Life Insurance Company

10.114	Loan Agreement by and between Inland American Greenville Pleasantburg, L.L.C. and Principal Commercial Funding, LLC

10.115	Loan Agreement by and between Inland American Southington, L.L.C. and Principal Commercial Funding, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Treasurer and Principal Accounting Officer
Date:	August 8, 2006

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.81	Limited Liability Company Agreement, dated June 8, 2006, by and between Inland American Swampscott Member II, L.L.C. and CE Investment Associates 2001 L.L.C.

10.82	Limited Liability Company Agreement, dated June 8, 2006, by and between Inland American Malden Member II, L.L.C. and CE Investment Associates 2001 L.L.C.

10.83	Limited Liability Company Agreement, dated June 8, 2006, by and between Inland American Sicklerville Member II, L.L.C. and CE Investment Associates 2001 L.L.C.

10.84	Limited Liability Company Agreement, dated June 8, 2006, by and between Inland American Southington Member II, L.L.C. and CE Investment Associates 2001 L.L.C.

10.85	Limited Liability Company Agreement, dated June 8, 2006, by and between Inland American Greenville Pleasantburg Member II, L.L.C. and CE Investment Associates 2001 L.L.C.

10.86	Limited Liability Company Agreement, dated June 8, 2006, by and between Inland American Bristol Member II, L.L.C. and CE Investment Associates 2001 L.L.C.

10.87	Limited Liability Company Agreement, dated June 8, 2006, by and between Inland American Cumberland Member II, L.L.C. and CE Investment Associates 2001 L.L.C.

10.88	Limited Liability Company Agreement, dated June 8, 2006, by and between Inland American Framingham Member II, L.L.C. and CE Investment Associates 2001 L.L.C.

10.89	Promissory Note (Re: Ahold Portfolio—Swampscott), dated June 8, 2006

10.90	Promissory Note (Re: Ahold Portfolio—Malden), dated June 8, 2006

10.91	Secured Promissory Note (Re: Ahold Portfolio—Sicklerville), dated June 8, 2006

10.92	Secured Promissory Note (Re: Ahold Portfolio—Southington), dated June 8, 2006

10.93	Secured Promissory Note (Re: Ahold Portfolio—Greenville Pleasantburg)

10.94	Promissory Note (Re: Ahold Portfolio—Bristol), dated June 8, 2006

10.95	Secured Promissory Note (Re: Ahold Portfolio—Cumberland), dated June 8, 2006

10.96	Promissory Note (Re: Ahold Portfolio—Framingham), dated June 8, 2006

10.97	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated June 8, 2006, by and between Inland American Swampscott, L.L.C. and Nomura Credit & Capital, Inc.

10.98	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated June 8, 2006, by and between Inland American Malden, L.L.C. and Nomura Credit & Capital, Inc.

10.99	Mortgage and Security Agreement (Re: Ahold Portfolio—Sicklerville), dated June 8, 2006

10.100	Mortgage and Security Agreement (Re: Ahold Portfolio—Southington), dated June 8, 2006

10.101	Mortgage and Security Agreement (Re: Ahold Portfolio—Greenville Pleasantburg), dated June 8, 2006

10.102	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated June 8, 2006, by and between Inland American Bristol, L.L.C. and Nomura Credit & Capital, Inc.

10.103	Open-End Mortgage and Security Agreement (Re: Ahold Portfolio—Cumberland), dated June 8, 2006

10.104	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated June 8, 2006, by and between Inland American Framingham, L.L.C. and Nomura Credit & Capital, Inc.

10.105

Agreement of Contribution by and between CE Cumberland 2001 LLC, Malden CE 2001 LLC, Swampscott CE 2001 LLC, CE Southington 2001 LLC, Framingham CE 2001 LLC, CE Bristol 2001 LLC, CE Sicklerville 2001 LLC, CE Greenville 2001 LLC and Inland Real Estate Acquisitions, Inc., dated as of February 24, 2006, as amended by the First Amendment, dated April 21, 2006, the Second Amendment, dated April 26, 2006, the Third Amendment, dated May 16, 2006 and the Fourth Amendment, dated June 1, 2006

10.106

Assignments, dated June 8, 2006, in connection with the joint venture with CE Investment Associates 2001, LLC, by and between Inland Real Estate Acquisitions, Inc. and each of Inland American Bristol, L.L.C., Inland American Cumberland, L.L.C., Inland American Framingham, L.L.C., Inland American Greenville Pleasantburg, L.L.C., Inland American Malden, L.L.C., Inland American Sicklerville, L.L.C., Inland American Southington, L.L.C. and Inland American Swampscott, L.L.C.

10.107

Guaranties, dated June 8, 2006, in connection with the joint venture with CE Investment Associates 2001, LLC, by and between Inland American Real Estate Trust, Inc. and CE Investment Associates 2001, LLC, relating to each of the eight properties of the Ahold Portfolio

10.108	Loan Agreement by and between Inland American Swampscott, L.L.C. and Nomura Credit & Capital, Inc.

10.109	Loan Agreement by and between Inland American Malden, L.L.C. and Nomura Credit & Capital, Inc.

10.110	Loan Agreement by and between Inland American Framingham, L.L.C. and Nomura Credit & Capital, Inc.

10.111	Loan Agreement by and between Inland American Bristol, L.L.C. and Nomura Credit & Capital, Inc.

10.112	Loan Agreement by and between Inland American Cumberland, L.L.C. and Principal Life Insurance Company

10.113	Loan Agreement by and between Inland American Sicklerville, L.L.C. and Principal Life Insurance Company

10.114	Loan Agreement by and between Inland American Greenville Pleasantburg, L.L.C. and Principal Commercial Funding, LLC

10.115	Loan Agreement by and between Inland American Southington, L.L.C. and Principal Commercial Funding, LLC